EQUITY INDEX FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY INDEX FUNDS

SUPPLEMENT DATED NOVEMBER 28, 2011 TO PROSPECTUS DATED JULY 31, 2011

The following replaces the information under “FUND MANAGEMENT — Legal Proceedings” on page 30 of the Prospectus:

In December 2007, the Mid Cap Index Fund, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al (“Creditor Trust Action”), was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. Defendants in the Creditor Trust Action have filed motions to dismiss the case, which are pending. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et. al (“Litigation Trust Action”), was initiated on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. Defendants in the Litigation Trust Action have also filed motions to dismiss the case. After the Court heard oral arguments on these motions, the plaintiffs agreed to dismiss their claim for constructive fraudulent transfer. Accordingly, the court in the Litigation Trust Action filed an order on October 6, 2011 in which the court (a) denied without prejudice the challenge to the plaintiff’s standing to pursue claims, and authorized discovery on this issue; (b) confirmed the dismissal of the constructive fraudulent transfer claim; and (c) stated that other grounds for seeking dismissal remain under consideration, during which the obligation to answer plaintiff’s complaint remains stayed. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

The value of the proceeds received by the Mid Cap Index Fund was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings. The Mid Cap Index Fund intends to vigorously defend any lawsuit. The Fund is currently assessing the case and has not yet determined the potential effect, if any, on its net asset value.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	INDX SPT (11/11)

NORTHERN FUNDS PROSPECTUS